Exhibit 99.2

Project ASCEND
Overview & Benefits Summary
June 9, 2004

Forward-Looking Statement

This presentation may contain forward-looking statements regarding management's current expectations pertaining to financial performance, business prospects, growth and operating strategies. For these statements, Old National Bancorp claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to Old National Bancorp's ASCEND project and its estimated benefits to the company. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements as a result of known and unknown risks, uncertainties and other factors, including without limitation, the general business environment, interest rates, credit quality, the economy, competitive conditions between banks and non-bank financial service providers, regulatory changes, government legislation or policy, ability of Old National Bancorp to execute its business plan and implement the ASCEND project initiatives and other factors identified in the Company's Form 10-K and other periodic filings with the Securities and Exchange Commission. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Mike Hinton
President and Chief Operating Officer

Program Overview

  Company-wide, employee-driven program to improve profitability
  Program begun in November 2003 with guidance from EHS Partners
  200 managers and associates heavily involved in the project
  Idea development phase completed with implementation over next 18 months

Program Objectives

  Improved Profitability
    Reduce costs while insuring improved product delivery effectiveness
    Standardize client service levels
    Identify opportunities for incremental revenue
    Standardized / improved collection of current revenue sources
    New product and service opportunities

Summary of Improvements

  Total estimated improvement in pre-tax income when fully implemented of $77 million
    Expense savings ideas $42 million
    Revenue enhancement ideas $24 million
    New products / services ideas $11 million*

* Net of $9 million of expenses

Largest Impact Ideas

  44 Ideas
    Valued at more than $300,000 each
    53% of expense / pricing impact

Expense Highlights

  Staff branches to benchmarked service levels
  Streamline lending processes
  Centralize procurement
  Streamline administrative & support functions
  In-source selected functions

Revenue / Growth Highlights

  Standardize fee structures
  Improve collection (reduce waiver rates)
  Increase / tier selected fees
  Intensify telemarketing & focused cross-selling
  Implement risk-based pricing

John Poelker
Chief Financial Officer

Summary of Improvements

  Total estimated improvement in pre-tax income when fully implemented of $77 million
    Expense savings ideas $42 million
    Personnel Related $22 million
    Other Expense $20 million
    Revenue enhancement ideas $24 million
    New products / services ideas $11 million*

* Net of $9 million of expenses

Pro-Forma Efficiency Impact

($ in millions)	1st Qtr. 2004 Annualized	ASCEND	Pro-Forma
Revenue FTE *	459.4	+44.0	503.4
Expense **	304.8	-33.0	271.8
Efficiency ratio	66.3%		54.0%

* Excludes $2.0 million securities gains
**Excludes $4.3 million severance & OREO charges

Special Charges

  Special Charges to be taken in second quarter of 2004 in connection with one-time costs:
    EHS Consulting
    Employee incentives
    Employee severance payments
  Charges to be $24 million
    $15.8 million ($.24 per share) after tax

Estimated Timing of Benefits
($ in thousands, except per share data)	2004	2005	2006
Estimated benefit	$3,000	$47,000	$77,000
After-tax amount	2,000	31,000	50,800
EPS impact	$.03	$.47	$.77

One-time charges	$24,000
After-tax one-time charges	15,800
EPS impact of charges	($.24)

ASCEND - "A path to greatness"